UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):              December 6, 2022

Rave Restaurant Group, Inc.
(Exact name of registrant as specified in its charter)

Missouri	0-12919	45-3189287
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3551 Plano Parkway, The Colony, Texas	75056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (469) 384-5000

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	RAVE	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

An Annual Meeting of Shareholders of Rave Restaurant Group, Inc. (the “Company”) was held on December 6, 2022.  Of the 16,400,539 shares of common stock of the Company entitled to vote at the meeting, 9,588,921 shares were represented at the Annual Meeting in person or by proxy.

Proposal One – Election of Directors

At the Annual Meeting, the following individuals were elected to serve as directors of the Company and received the number of votes set forth opposite their respective names:

Director	Votes For	Votes Withheld	Broker Non-Votes
Clinton J. Coleman	6,052,555	206,686	3,329,680
William C. Hammett, Jr.	6,023,807	235,434	3,329,680
Robert B. Page	6,051,575	207,666	3,329,680
Mark E. Schwarz	5,731,618	527,623	3,329,680

Proposal Two - Advisory Vote on Resolution to Approve Executive Compensation

The Board of Directors submitted to the shareholders for a non-binding, advisory vote the following resolution (the “Say-On-Pay Resolution”):

“RESOLVED, that the shareholders hereby approve the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K under the heading ‘EXECUTIVE COMPENSATION’ in the Company’s Proxy Statement dated October 19, 2022, including the compensation tables and narrative discussion.”

At the Annual Meeting, 6,012,631 shares were voted in favor of the Say-On-Pay Resolution; 205,327 shares were voted against the Say-On-Pay Resolution; 41,283 shares abstained from voting on the Say-On-Pay Resolution; and 3,329,680 shares were broker non-votes on the Say-On-Pay Resolution.

Proposal Three - Ratification of Selection of Independent Accountants

Shareholders also ratified the selection of Armanino LLP (“Armanino”) as the independent registered public accounting firm of the Company for fiscal 2023.  At the Annual Meeting, 9,524,330 shares were voted in favor of ratifying the selection of Armanino; 21,800 shares were voted against ratifying the selection of Armanino; and 42,791 shares abstained from voting on ratifying the selection of Armanino.

No other matters were voted upon at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAVE RESTAURANT GROUP, INC.

Date: December 8, 2022	By:	/s/ CLINTON D. FENDLEY
Clinton D. Fendley
Chief Financial Officer
(principal financial officer)